UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2026

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 East Swedesford Road, Suite 301,

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01Entry into Material Definitive Agreement.

On February 16, 2026, in connection with ongoing discussions with its financial stakeholders, Trinseo Luxco S.à r.l. (“Trinseo Luxco”), Trinseo Holding S.à r.l. ( “Trinseo Holding”) and Trinseo Materials Finance, Inc. (together with Trinseo Holding, the “Borrowers”), direct and indirect wholly owned subsidiaries of Trinseo PLC (the “Company”), and the lenders party thereto, entered into an amendment (the “Amendment”) to that certain Credit Agreement, dated as of September 6, 2017 (as amended, the “Credit Agreement”), by and among Trinseo Luxco, the Borrowers, the guarantors party thereto from time to time, the lenders party thereto from time to time, and Deutsche Bank AG New York Branch, as administrative agent and collateral agent. The Amendment extends, until March 19, 2026, the grace period for any payment of interest under the Credit Agreement that is due on or after February 1, 2026 and prior to March 1, 2026. This extended grace period aligns with the grace period for payment of interest provided under the indenture governing the 2L Notes (see Item 7.01 below).

The description of the Amendment included in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

ITEM 7.01Regulation FD Disclosure.

On February 17, 2026, Trinseo Luxco Finance SPV, S.à r.l., a direct, wholly-owned subsidiary of the Company, elected to utilize a contractually-available 30-day grace period for the payment of interest under the terms of the indenture governing its 7.625% second lien secured notes due 2029 (the “2L Notes”). The Company has therefore elected to delay its next interest payment on the 2L Notes due on February 17, 2026, in the amount of approximately $10.0 million, notwithstanding that the Company has sufficient cash on hand to make such interest payment. Under the indenture governing the 2L Notes, the Company has until the end of the 30-day grace period to make the interest payment before such default triggers an event of default, and the Company retains its right to make all interest payments before the end of the applicable grace period. As previously disclosed, the Company is engaged in ongoing discussions with its financial stakeholders regarding its capital structure and the decision to utilize the grace period was made in connection with these discussions.

The information under this Item 7.01 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Cautionary Note on Forward-Looking Statements

This Current Report may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “believe,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “tend,” “assume,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on the Company’s current expectations and assumptions regarding its business, the economy, its current indebtedness, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, outcome of discussions with our financial stakeholders regarding our capital structure, our ability to successfully execute our overall business and transformation strategy; increased costs or disruption in the supply of raw materials; deterioration of our credit profile limiting our access to commercial credit; compliance with laws and regulations impacting our business; conditions in the global economy and capital markets; our current and future levels of indebtedness and ability to service our debt; our ability to meet the covenants under our existing indebtedness; our ability to generate cash flows from operations; our ability to successfully implement and complete proposed restructuring initiatives and to successfully generate cost savings through such initiatives; and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —”Risk Factors” and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, the Company’s actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

ITEM 9.01	Exhibits.
10.1

2026 Grace Period Amendment to the Credit Agreement dated September 6, 2017, by and among Trinseo Luxco S.à r.l., Trinseo Holding S.à r.l., Trinseo Materials Finance, Inc. and the lenders party thereto, dated as of February 16, 2026.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

Date: February 17, 2026